Certification of Principal Executive Officer and Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Keren Zhao, the Chief Executive Officer and Principal Accounting Officer of DLD Group, Inc. (the "Company"), hereby certify, that, to my knowledge:

1.       The Annual Report on Form 10-K for the year ended December 31, 2012 (the "Report") of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 1, 2013

/s/ Keren Zhao
Name: Keren Zhao
Title: Chief Executive Officer

/s/ Keren Zhao
Name: Keren Zhao
Title: Principal Accounting Officer